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                                                                   EXHIBIT 10.55


                           STOCK PURCHASE AGREEMENT



     Stock Purchase Agreement, made and entered into as of July 14, 1999 (the "Agreement"), between Easyriders, Inc., a Delaware corporation (the "Company") and John E. Martin (the "Investor").

     WHEREAS, the Company desires to sell, and the Investor desires to purchase, subject to the terms and conditions of this Agreement, shares of the Company's common stock, par value $.001 per share (the "Common Stock");

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

     SECTION I. AUTHORIZATION; SALE AND PURCHASE OF THE COMPANY'S SECURITIES; CLOSING.

          I.1    Sale and Purchase of Common Stock.   Subject to the terms and
conditions hereof, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company on the Closing Date, a number of shares of Common Stock (the "Shares") determined by dividing $250,000 by 75% of the Average Closing Price of the Common Stock (as hereinafter defined) for an aggregate cash purchase price of $250,000. The Average Closing Price of the Common Stock shall mean the average of the daily Closing Prices (as hereinafter defined) of the Common Stock on the ten consecutive trading days ending on and including July 14, 1999. The Closing Price shall mean the last recorded sale price of the Common Stock or, if no such reported sale takes place on such day, the average of the reported closing bid and asked price of the Common Stock, as reported on the American Stock Exchange.

          I.2 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m., Pacific Standard time, on July 14, 1999 (the "Closing Date") or at such other time or day as may be mutually acceptable to the Investor and the Company.

          I.3 Delivery; Payment. At the Closing, the Company will deliver to the Investor a certificate, dated the Closing Date, representing the Shares purchased by the Investor, registered in his name as stated herein (or in the name of his nominee) against payment to the Company of the purchase price of the Shares being purchased by the Investor, which payment shall be made in cash.

          I.4 Registration Rights. After the Closing Date, the parties hereto will negotiate in good faith the terms and conditions upon which the Company will grant the Investor "shelf" and "piggyback" registration rights.
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     SECTION II. INVESTMENT REPRESENTATIONS.

          The Investor represents that:

          II.1   Investment Intent.

                 (a) The Shares being acquired by the Investor are being acquired for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

                 (b) The Shares are only transferable pursuant to (a) a public offering registered under the Securities Act or (b) pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws .

                 (c) Each certificate representing Shares shall be endorsed with the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

          II.2   Qualification, Etc. The Investor acknowledges that the
Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Investor.
Such Investor (a) is able to bear the loss of his entire investment in the Shares, and (b) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

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          II.3     Accredited Investor. The Investor is an "accredited investor"
within the meaning of Rule 501 promulgated under the Securities Act.

     SECTION III.  FAIRNESS OPINION

                   As a condition to the purchase and sale of the Shares, the Company shall rely on a recent opinion from an investment banking firm that the transactions contemplated hereby are fair to the Company and the stockholders of the Company from a financial point of view.

     SECTION IV.   MISCELLANEOUS.

          IV.1 Amendments; Waiver and Consents. This Agreement may be amended or modified, and the obligations of the Company and the Investor may be waived only by the written consent of the Company and Investor. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          IV.2 Assignment. This Agreement may not be assigned by either party hereto.

          IV.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          IV.4 Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

          IV.5 Governing Law. The internal law, without regard to conflicts of laws principles, of the State of California shall govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

          IV.6 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Investor has caused this Agreement to be executed by its duly authorized representative.

                              EASYRIDERS, INC.

                              By:  /s/  J. Robert Fabregas
                                 ------------------------------
                                 Name:  J. Robert Fabregas
                                 Title: Chief Financial Officer


                              Investor:

                                 /s/  John E. Martin

                                 John E. Martin

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